Exhibit 10.65

AMENDMENT TO CONVERTIBLE UNSECURED NOTE

This AMENDMENT TO CONVERTIBLE UNSECURED NOTE (this “Amendment”) is made and entered into as of August 7, 2023, by and among Signing Day Sports, Inc., a Delaware corporation (the “Maker”) and the holders of the Note (as defined below) who are executing this Amendment on the signature pages hereto (each such holder, a “Holder” and, collectively, the “Holders”).

RECITALS

A. On August 8, 2022, the Maker conducted the initial closing of a private placement offering of up to $5,000,000, in which it entered into a certain Subscription Agreement with each of the Holders, pursuant to which, among other things, the Maker issued to each of the Holders a certain Convertible Unsecured Note (each, a “Note” and collectively, the “Notes”), due on the one-year anniversary from the date of the initial closing of such private placement, bearing interest at an annual rate of 8%, and subject to optional and mandatory conversion into shares of the Maker’s common stock, $0.0001 par value per share (“Common Stock”). The aggregate Outstanding Balance under the Notes is equal to the aggregate Original Principal Amount of $1,465,000, plus any accrued but unpaid Interest thereon. Capitalized terms used but not defined herein have the meanings given to them in the Notes.

B. Pursuant to Section 1(a) of each Note, if the Maker does not repay the entire principal amount of the Note or the remaining principal amount of the Note on the Maturity Date, the Outstanding Balance will automatically increase to 120% of the Original Principal Amount (the “Note Balance Increase”).

C. Pursuant to Section 8(e) of each Note, no supplement, modification or amendment of any Note shall be binding unless executed in writing by the Maker and the Holder of such Note or by the Maker and the holders of a majority in Outstanding Balance of the Notes (the “Majority Holders”).

D. The Maker and the Holders desire to amend the definition of “Maturity Date” under Section 1(a) of the Notes. In consideration therefor and as an incentive to the Holders, the Maker is willing to accelerate the Note Balance Increase such that the Outstanding Balance shall be increased to 120% of the Original Principal Amount under each of the Notes (the “Accelerated Note Balance Increase”), and to convert the amount (the “Balance Increase Conversion Amount”) of the Outstanding Balance of each Note following the Accelerated Note Balance Increase that is equal to the amount added to the Outstanding Balance by the Accelerated Note Balance Increase into Common Stock at $2.00 per share (the “Incentive Conversion Price”) instead of at the Optional Conversion Price, which as of the date hereof is approximately $3.29 per share, provided that any accrued but unpaid Interest with respect to the Balance Increase Conversion Amount shall be waived and not converted into Common Stock.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. General. This Amendment amends each Note. Except as expressly set forth in this Amendment, all terms and conditions of each Note shall remain in full force and effect.

2. Confirmation of Amendment and Definition of Maturity Date. The Holders hereby agree to amend the first complete sentence of Section 1(a) of each Note. The first complete sentence of Section 1(a) of each Note is amended and restated to read in its entirety as follows:

“Unless previously converted into shares of Common Stock (as defined below) as contemplated hereby, this Note, together with all accrued interest hereon at the Interest Rate, shall be due and payable on August 8, 2025 (the ‘Maturity Date’).”

3. Accelerated Note Balance Increase, Conversion of Balance Increase Conversion Amount, and Issuance of Incentive Conversion Shares. The parties hereby agree to the Accelerated Note Balance Increase followed immediately by the conversion of the Balance Increase Conversion Amount into the number of shares of Common Stock (the “Incentive Conversion Shares”) equal to the Balance Increase Conversion Amount divided by the Incentive Conversion Price, provided that any accrued but unpaid Interest with respect to the Balance Increase Conversion Amount shall be waived and not converted into Common Stock. Pursuant to such conversion, each Holder agrees to accept the Incentive Conversion Shares in exchange for the conversion of the Balance Increase Conversion Amount. After such conversion, the Outstanding Balance of each Note shall become equal to the Outstanding Balance prior to the conversion, less (a) the amount of the Balance Increase Conversion Amount and (b) any waived Interest with respect to the Balance Increase Conversion Amount. The Incentive Conversion Shares shall be issued in book-entry form by the transfer agent of the Maker within three (3) business days of the date that the board of directors of the Maker approves the issuance of the Incentive Conversion Shares, which approval the Maker shall use commercially reasonable efforts to obtain within three (3) business days of the date hereof. The Incentive Conversion Shares shall have any rights that would otherwise apply to shares of Common Stock issuable under the Notes, and shall be subject to any restrictions that would otherwise apply to shares of Common Stock issuable under the Notes, including those provided by the Subscription Agreement and the Notes.

4. Representations of the Holders. Each of the Holders hereby represents and warrants to the Maker that (i) the Incentive Conversion Shares are being accepted by such Holder for the Holder’s account, for investment purposes and not with a view to the sale or distribution of all or any part of the Incentive Conversion Shares, nor with any present intention to sell or in any way distribute the same, as those terms are used in the Securities Act of 1933, as amended (the “Act”), and the rules and regulations promulgated thereunder; (ii) such Holder has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of acquiring the Incentive Conversion Shares; (iii) such Holder has reviewed copies of such documents and other information as such Holder has deemed necessary in order to make an informed investment decision with respect to the Holder’s acquisition of the Incentive Conversion Shares; (vi) such Holder understands that the Incentive Conversion Shares may not be sold, transferred or otherwise disposed of without registration under the Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement with a current, available prospectus registering the resale of the Incentive Conversion Shares or an available exemption from registration under the Act with respect to such resale, any of the Incentive Conversion Shares without such registration or exemption from registration for resale must be held indefinitely; (v) such Holder understands and has the financial capability of assuming the economic risk of an investment in the Incentive Conversion Shares for an indefinite period of time; (vi) such Holder has been advised by the Maker that the Holder will not be able to dispose the Incentive Conversion Shares, or any interest therein, without first complying with the relevant provisions of the Act and any applicable state securities laws; (vii) such Holder understands that the provisions of Rule 144 promulgated under the Act, permitting the certain sales of the securities of certain issuers subject to the terms and conditions thereof, may not currently be, and may not hereafter be, available with respect to the News Shares; (viii) such Holder acknowledges that the Maker is under no obligation to register any of the Incentive Conversion Shares or to furnish any information or take any other action to assist the Holder in complying with the terms and conditions of any exemption which might be available under the Act or any state securities laws with respect to sales of the New Shares in the future; (ix) such Holder is an “accredited investor” as defined in rule 501(a) of Regulation D of the Act; and (x) such Holder has full power and authority to enter into this Amendment and this Amendment constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Maker and the Holders of counterpart signatures to this Amendment duly executed and delivered by the Maker and the Majority Holders.

6. No Implied Consent or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Holders under each Note, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in each Note, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Holders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of each Note.

7. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by e-mail (e.g., “pdf” or “tiff”) or fax transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 1

If an individual:

Signature

Name:

If an entity:

Name of Holder:
Oleta investments, LLC.

By:	/s/ Chris Etherington
Name:	Chris Etherington
Title:	Managing Member

[Amendment to Convertible Unsecured Note]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 1

If an individual:

/s/ Wing Kai Lam
Signature

Name:	Wing Kai Lam

If an entity:

Name of Holder:

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.:

If an individual:

Signature

Name:

If an entity:

Name of Holder:	BaseStones, Inc.

By:	/s/ Jawad Ansari
Name:	Mohammad Ansari
Title:	PRESIDENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 5

If an individual:

/s/ Rui Wu
Signature

Name:	Rui Wu

If an entity:

Name of Holder:

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 6

If an individual:

Signature

Name:

If an entity:

Name of Holder:
MSBD, LLC.

By:	/s/ Shane Lanphere
Name:	Shane Lanphere
Title:	Managing Member

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 7

If an individual:

Signature

Name:

If an entity:

Name of Holder:
3rd Degree Black Belt Investments, LLC

By:	/s/ Gerry Ridgely
Name:	Gerry Ridgely
Title:	Manager

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 9

If an individual:

/s/ Russ Conte
Signature

Name:	Russ Conte

If an entity:

Name of Holder:

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 11

If an individual:

/s/ Justin Gere
Signature

Name:	Justin Gere

If an entity:

Name of Holder:

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 13

If an individual:

/s/ Craig Leipold
Signature

Name:	Craig Leipold

If an entity:

Name of Holder:

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Convertible Unsecured Note to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNING DAY SPORTS, INC.

By:	/s/ Daniel Nelson
Name:	Daniel Nelson
Title:	Chief Executive Officer

HOLDER

Note No.: 15

If an individual:

/s/ Michael Bailey
Signature

Name:	Michael Bailey

If an entity:

Name of Holder:

By:
Name:
Title: